UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 3, 2010

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way
Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 - AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On May 3, 2010, KEMET Corporation (the “Company”) adopted a new Global Code of Conduct (“Code of Conduct”), effective August 1, 2010, which is applicable to all employees, officers, and directors of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer, and controller.   The Code of Conduct replaces and substantially elaborates on the Company’s prior Code of Business Integrity and Ethics.  The Code of Conduct addresses among other things, ethics in the workplace and marketplace, guidance for making decisions and reporting violations of the law and the Code of Conduct, and the importance of protecting the Company’s assets.

A copy of the Code of Conduct is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

14.1	KEMET Global Code of Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2010

KEMET CORPORATION

	By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

14.1	KEMET Global Code of Conduct